UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2015

IDI, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-158336	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-757-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Information

Attached as Exhibit 99.1 is a PowerPoint presentation prepared by IDI, Inc. (the “Company”) regarding the Company’s proposed acquisition of Fluent, Inc. (“Fluent”) pursuant to the previously announced Agreement and Plan of Merger dated as of November 16, 2015. Exhibit 99.1 is furnished pursuant to this Item 7.01 and shall not be deemed filed or incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission.

Item 8.01.	Financial Statements and Exhibits.

The Company is providing, through the filing of this Current Report on Form 8-K, certain financial information regarding Fluent and certain pro forma financial information regarding the Company and Fluent. The Company’s proposed acquisition of Fluent has not been consummated and remains subject to certain customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Exhibit Description

23.1	Consent of EisnerAmper LLP

23.2	Consent of Ernst & Young LLP

99.1	Power Point presentation regarding the proposed acquisition of Fluent, Inc.

99.2	Fluent, Inc. audited consolidated financial statements for the year ended December 31, 2014.

99.3	Fluent, Inc. audited consolidated financial statements for the years ended December 31, 2013 and December 31, 2012.

99.4	Fluent, Inc. unaudited interim condensed consolidated financial statements for the nine months ended September 30, 2015.

99.5	IDI, Inc. unaudited pro forma condensed combined balance sheet as of September 30, 2015 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and the nine months ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDI, Inc.

December 2, 2015	By:	/s/ Derek Dubner
	Name:	Derek Dubner
	Title:	Co-CEO

Exhibit Index

Exhibit No.	Exhibit Description

23.1	Consent of EisnerAmper LLP

23.2	Consent of Ernst & Young LLP

99.1	Power Point presentation regarding the proposed acquisition of Fluent, Inc.

99.2	Fluent, Inc. audited consolidated financial statements for the year ended December 31, 2014.

99.3	Fluent, Inc. audited consolidated financial statements for the years ended December 31, 2013 and December 31, 2012.

99.4	Fluent, Inc. unaudited interim condensed consolidated financial statements for the nine months ended September 30, 2015.

99.5	IDI, Inc. unaudited pro forma condensed combined balance sheet as of September 30, 2015 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and the nine months ended September 30, 2015.

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